LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2011

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2011 OF

LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85%

The last sentence of the legend on the cover of the portfolio’s Summary Prospectus is deleted and replaced with the following:

The portfolio’s Prospectus, dated May 1, 2011, as supplemented on May 31, 2011 and as may be amended or further supplemented, the portfolio’s statement of additional information, dated May 1, 2011, as supplemented on May 31, 2011 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the portfolio’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

The following is hereby added to the list of “Underlying funds in which the portfolio may invest,” as it appears in the section of the portfolio’s Prospectus titled “More on the portfolio’s investment strategies, investments and risks”:

Underlying funds in which the portfolio may invest	Target Range
Legg Mason BW Absolute Return Opportunities Fund	0-15%
Legg Mason BW Diversified Large Cap Value Fund	0-20%
Legg Mason Capital Management Disciplined Equity Research Fund	0-20%

The following is hereby added to the list of investment objectives and principal investment strategies of the underlying funds as it appears in the section of the portfolio’s Prospectus titled “More on the portfolio’s investment strategies, investments and risks – Underlying funds”:

Underlying fund	Investment objectives and principal investment strategies
U.S. Equity
Legg Mason Capital Management Disciplined Equity Research Fund	Seeks long-term capital appreciation. The fund will invest at least 80% of its net assets in equity securities. The fund invests primarily in securities that, in the opinion of the portfolio managers, offer the potential for capital growth. The portfolio managers utilize a long-term, fundamental, valuation based investment process to make investment decisions for the fund. Through a disciplined application of this research-intensive process, the portfolio managers will seek to generate returns for the fund in excess of the Russell 1000 Index by purchasing securities at large discounts to the portfolio managers’ assessment of their intrinsic value. While it is expected that the majority of the fund’s assets will be invested in equity securities issued by companies in the Russell 1000 Index, the fund may invest in securities issued by companies of any size and by foreign companies. It is expected that under normal circumstances, the fund will have broad exposure to a variety of market sectors. The fund may invest up to 20% of its total assets in long-term debt securities, including up to 10% of its total assets that may be invested in debt securities rated below BBB/Baa, commonly known as “junk bonds” and unrated securities judged by the portfolio managers to be of equivalent quality. The fund also may invest in derivatives.

Legg Mason BW Diversified Large Cap Value Fund	Seeks long-term capital appreciation. The fund normally invests at least 80% of its net assets in equity securities of large cap companies. Large cap companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund invests primarily in equity securities that, in the investment adviser’s opinion, are undervalued or out of favor. The investment adviser invests in securities that meet its value criteria, based on both quantitative and fundamental analysis. The fund expects to hold approximately 150-250 stocks under normal market conditions. The fund may invest in foreign equity securities, either directly or through depositary receipts.
U.S. Core Fixed Income
Legg Mason BW Absolute Return Opportunities Fund	Seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed income securities and currencies. The fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds; currencies; and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures. The portfolio managers endeavor to outperform the return of the 3-month U.S. Treasury Bill by 300 basis points on a rolling 12-month basis (although there can be no assurance this rate of return will be achieved). Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries that the portfolio managers believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates or currencies that the portfolio managers believe are overvalued, will fall in value and can potentially generate absolute returns. The fund may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. The portfolio managers intend to maintain an average weighted portfolio quality of A- or better. The fund will invest in both investment grade and below investment grade securities and currencies of developed and emerging countries. The weighted average effective duration of the fund’s portfolio, including derivatives, is expected to range from -5 to +5 years. The fund’s use of derivatives may be extensive.

The following is hereby added to the list of performance information of the underlying funds as it appears in Appendix A of the portfolio’s Prospectus:

Average annual total returns (for the periods ended December 31, 2010)	1 year	5 years	10 years	Since inception	Inception date
Legg Mason BW Absolute Return Opportunities Fund	N/A	N/A	N/A	N/A	02/26/2011
Legg Mason BW Diversified Large Cap Value Fund	N/A	N/A	N/A	13.60%	09/07/2010
Legg Mason Capital Management Disciplined Equity Research Fund	N/A	N/A	N/A	25.62%	06/30/2010

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